UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 17, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 8.01 Other Events.
Promissory Note
As previously disclosed, on June 7, 2024, APLD Holdings 2 LLC (the “Borrower”), a subsidiary of Applied Digital Corporation (the “Company”) entered into a Promissory Note with CIM APLD Lender Holdings, LLC (“CIM”), which provides for an initial borrowing of $15 million, which was drawn on June 7, 2024, and subsequent borrowings of up to $110 million, which will be available subject to the satisfaction of certain conditions. In addition, the Promissory Note includes an accordion feature that permits up to an additional $75 million of borrowings subject to the mutual agreement of CIM and the Borrower.
On June 17, 2024, as partial consideration for the initial $15 million, the Company issued a warrant (the “Registered Warrant”) to CIM to purchase up to 6,300,449 shares of common stock of the Company, par value $0.001, in a registered direct issuance. The terms of the Registered Warrant have been previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2024, as amended on June 10, 2024 and are incorporated herein by reference.
The Registered Warrant is being offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-279155), filed with the SEC on May 6, 2024, and declared effective by the SEC on May 16, 2024, and the accompanying base prospectus included therein, as supplemented by the prospectus supplement filed with the SEC on June 17, 2024.
The foregoing description of the Registered Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Warrant, which is included as Annex H to the Promissory Note, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2024, as amended on June 10, 2024, and is incorporated herein by reference.
A copy of the legal opinion and consent of Snell & Wilmer LLP, relating to the validity of the issuance and sale of the shares underlying the Registered Warrant is attached as Exhibit 5.1 hereto. A copy of the legal opinion and consent of Milbank LLP relating to the enforceability of the Registered Warrant is filed as Exhibit 5.2 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Snell & Wilmer LLP
5.2	Opinion of Milbank LLP
23.1	Consent of Snell & Wilmer LLP (included in Exhibit 5.1)
23.2	Consent of Milbank LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	June 17, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer